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                                                                   Exhibit 99.1

DUALSTAR TECHNOLOGIES CORPORATION                                         NEWS
ONE PARK AVENUE,  NEW YORK, NEW YORK  10016

--------------------------------------------------------------------------------

FOR IMMEDIATE RELEASE

Contact:          Corporate Communications
                  e-mail: info@dualstar.com
                  Voice:  718.340.6655
                  Fax:    212.616.6254

                  DUALSTAR RESPONDS TO ERRONEOUS BUSINESS WEEK REPORT

     NEW YORK, NY -- March 3, 2000 -- DualStar Technologies Corporation ("DualStar" or the "Company") (Nasdaq: DSTR) announced today that an article appearing in the March 13, 2000 issue of Business Week and in various electronic forums contains erroneous information regarding DualStar's operations and future plans. Specifically, the article indicates that DualStar has installed a communications system within the Empire State Building in New York for the provision of high-speed Internet access, direct broadcast satellite and cable TV and telephones. DualStar has not installed such system within the Empire State Building, nor is it in discussions with the owners or managers of the Empire State Building with respect to any installation project.

     The Business Week article also indicates that a representative of Rudick Asset Management in Mill Valley, California believes that an investor may acquire a large stake in DualStar. First, certain versions of the Business Week story indicated that such representative was affiliated with Blackacre Capital Management, L.L.C. There is no affiliation between such representative and Blackacre. Second, DualStar has indicated that the previously-announced transaction with Blackacre ("DualStar Signs Letter of Intent with Blackacre on $46.2 Million Investment" -- December 21, 1999) is the only transaction pending with respect to a significant equity investment in DualStar. Consummation of the Blackacre investment is subject to a number of customary conditions for a transaction of that nature, including approval of the DualStar stockholders.

     DualStar has requested that Business Week correct this erroneous information as soon as possible.




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         DualStar Technologies Corp., through its subsidiaries, designs and installs infrastructure systems and provides services that control and enhance the environment in buildings. These systems and services include: heating, ventilation and air conditioning (HVAC); electrical; building and energy management (BMS); enhanced local, regional and long distance telephone as a Competitive Local Exchange Carrier (CLEC); direct broadcast satellite (DBS) and cable television as a System Operator; high-speed Internet access as an Internet Service Provider (ISP); and security and safety. DualStar created and owns many innovative trademarked concepts, including the CyberBuilding(R), CyberCierge(R), Building Area Network(R) (BAN), Home Area

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Network (HAN), Community Area Network (CAN), InfoStructure, InfoStructors,
CyberView(R), CyberBuilders(R), DualStar(R), DualStar Communications(R) and DualStar Technologies(R). For more information, visit the Company's Web site at http://www.dualstar.com, e-mail info@dualstar.com, or call (718) 340-6655. The Company's common stock is traded on The Nasdaq National Market under the symbol DSTR.

         This press release and the materials referred to hereby contain forward-looking statements regarding the Company's business and future plans of operations. When used herein, the words "intends," "expects," "plans," "estimates," "projects," "believes," "anticipates" and similar expressions are intended to identify forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties. These and other important factors, including those set forth in the Company's Annual and Quarterly Reports on Forms 10-K and 10-Q (available to the public at www.sec.gov), may cause the actual results and performance to differ materially from the future results expressed in or implied by such forward-looking statements. The forward-looking statements contained in this press release speak only as of the date hereof and the Company disclaims any obligation to provide public updates, revisions or amendments to any forward-looking statements made herein to reflect changes in the Company's expectations or future events.

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